                                                                    EXHIBIT 99.1

[ENSTAR LOGO]                                                      Press Release
--------------------------------------------------------------------------------

Date:          November  9, 2005                  Contact:     Amy M. Dunaway
For Release:   Immediately                        Telephone:   (334) 834-5483

              THE ENSTAR GROUP, INC. REPORTS THIRD QUARTER RESULTS

        Montgomery, Alabama - November 9, 2005... The Enstar Group, Inc. ("Enstar" or the "Company") (Nasdaq:ESGR) today reported its earnings and financial position for the quarter ended September 30, 2005.

        Enstar reported net income of $970,000 and $1,805,000 for the three and nine months ended September 30, 2005, compared to $2,426,000 and $4,227,000 for the same periods last year. Earnings per diluted share were $.17 for the three months ended September 30, 2005, compared to $.42 in the same period last year. Earnings per diluted share for the nine months ended September 30, 2005 and 2004 were $.31 and $.73, respectively. The changes in net income for the three and nine months ended September 30, 2005, compared to the same periods in the prior year, were primarily attributable to increases in interest and investment income, changes in the earnings of Enstar's partially owned equity affiliates, and the absence in 2005 of the gain on the sale of the Company's interest in Green Tree Investments Holdings LLC, due to its sale in July 2004.

        The Company's total assets were $161,742,000 at September 30, 2005, consisting primarily of $73,498,000 in cash, cash equivalents and certificates of deposit and $83,587,000 in ownership of operating businesses. Total assets were $158,977,000 at December 31, 2004. Shareholders' equity was $148,443,000 at September 30, 2005, up from $146,174,000 at December 31, 2004.

        Enstar continues to actively search for additional operating businesses that meet its acquisition criteria. The worldwide search is principally focused on the financial services industry.


                             THE ENSTAR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS



                                                       Sept. 30,        Dec. 31,
                                                         2005             2004
                                                       --------         --------
                                                        (dollars in thousands)
                                                            (unaudited)
Total assets                                           $161,742         $158,977
                                                       ========         ========

Total liabilities                                      $ 13,299         $ 12,803
Total shareholders' equity                              148,443          146,174
                                                       --------         --------
Total liabilities and shareholders' equity             $161,742         $158,977
                                                       ========         ========

                                      MORE

                             THE ENSTAR GROUP, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME


                                                                     Three Months Ended Sept. 30,
                                                                ----------------------------------
                                                                    2005                   2004
                                                                ------------          ------------
                                                                  (dollars in thousands, except
                                                                         per share data)
                                                                           (unaudited)

Interest income                                                 $        608          $        259
Other investment income                                                  487                     -
Earnings of partially owned equity affiliates                          1,186                  (237)
Gain on sale of Green Tree                                                 -                 6,911
Other income                                                             100                   100
General and administrative expenses                                     (617)                 (610)
                                                                ------------          ------------
Income before income taxes and minority interest                       1,764                 6,423
Income taxes                                                            (794)               (2,093)
                                                                ------------          ------------
Income before minority interest                                          970                 4,330
Minority interest                                                          -                (1,904)
                                                                ------------          ------------
Net income                                                      $        970          $      2,426
                                                                ============          ============
Comprehensive income                                            $        828          $      1,864
                                                                ============          ============
Weighted average shares outstanding - basic                        5,517,909             5,517,909
                                                                ============          ============
Weighted average shares outstanding - assuming dilution            5,862,172             5,808,920
                                                                ============          ============

Net income per common share - basic                             $        .18          $        .44
                                                                ============          ============
Net income per common share - assuming dilution                 $        .17          $        .42
                                                                ============          ============

                                                                    Nine Months Ended Sept. 30,
                                                                ---------------------------------
                                                                    2005                 2004
                                                                ------------         ------------
                                                                  (dollars in thousands, except
                                                                        per share data)
                                                                         (unaudited)

Interest income                                                 $      1,651         $        637
Other investment income                                                1,091                   --
Earnings of partially owned equity affiliates                          2,497                4,743
Gain on sale of Green Tree                                                 -                6,911
Other income                                                             301                  398
General and administrative expenses                                  (2,258)               (2,117)
                                                                ------------         ------------
Income before income taxes and minority interest                       3,282               10,572
Income taxes                                                          (1,477)               (3,372)
                                                                ------------         ------------
Income before minority interest                                        1,805                7,200
Minority interest                                                          -               (2,973)
                                                                ------------         ------------
Net income                                                      $      1,805         $      4.227
                                                                ============         ============
Comprehensive income                                            $      2,205         $      3,864
                                                                ============         ============

Weighted average shares outstanding - basic                        5,517,909            5,489,737
                                                                ============         ============
Weighted average shares outstanding - assuming dilution            5,852,596            5,786,621
                                                                ============         ============

Net income per common share - basic                             $        .33         $        .77
                                                                ============         ============
Net income per common share - assuming dilution                 $        .31         $        .73
                                                                ============         ============

                                      * * *
                                      MORE

        This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements contained in this press release are set forth in the Safe Harbor Compliance Statement for Forward-Looking Statements included as Exhibit 99.1 to Enstar's Form 10-K for the year ended December 31, 2004, and are hereby incorporated herein by reference.

                                       ###